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                                                                 EXHIBIT 99.292


                     SCE'S UDC BUSINESS IN THE RESTRUCTURED
                            CALIFORNIA ENERGY MARKET

                                DISCUSSION POINTS
                     FOR MEETING WITH STEVE MCMENAMIN OF SCE

                            WEDNESDAY, MARCH 19, 1997
                                  ROSEMEAD, CA


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              IMPACT OF RESTRUCTURING IN CALIFORNIA ON UDC BUSINESS

- Financial risks to UDC due to developing utility business protocols in California

-        Keeping in synch with changing business protocols

-        Impact on the reliability of distribution system operation

-        Impact on distribution power quality


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                   PRINCIPAL FINANCIAL ASPECT OF UDC BUSINESS
                             CREATING RISK EXPOSURE

-        Payment to PX for energy received

         -        Potential overpayment to PX

-        Payment from customers for energy delivered

         -        Potential undercollection from customers

                  -        Direct Access Customers (DACs)

                  -        "Bundled Retail Customers" (BRCs)


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                                  PAYMENT TO PX

-        Day-ahead settlement

         -        Paper transaction based on forecasted loads

         -        Generators gaming of the PX will flow though to UDC

                  - Could result in overpayment by UDC that may not be recoverable under PBR

                  - UDC may be able to develop strategies to counter gaming by generators

-        Hour-ahead settlement - essentially same as day ahead settlement

-        Real-time/imbalance settlement

         - Accuracy of evaluating energy received would impact financial settlement

                  - Evaluation based on balancing energy deliveries at UDC boundaries

                  -        Evaluation based on state-estimation method

                  - Evaluation based on energy metering at UDC boundary with transmission


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                                 PAYMENT TO PX:
              ENERGY EVALUATION USING UDC BOUNDARY ENERGY BALANCING

- Use energy transactions at all boundary points to calculate energy received from PX

         - Current thinking at WEPEX - UDC largely unable to verify energy received

         -        Strong probability of erroneous results due to:

                  -        Errors in accounting for transmission losses

                  - Errors due to load profile errors for transmission level DACs

-        Could result in overpayment or underpayment by UDC to PX

         - Some or all of the overpayment may not be recoverable due to PBR

         - Some or all of the underpayment could be kept by UDC due to PBR

         -        Magnitude of overpayment/underpayment may be estimated


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                                 PAYMENT TO PX:
              ENERGY EVALUATION USING UDC BOUNDARY ENERGY BALANCING

                                    [CHART]


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                                 PAYMENT TO PX:
               ENERGY EVALUATION USING STATE-ESTIMATION TECHNIQUES

- Use known analytical methods to estimate energy received from transmission system

         -        Straightforward and inexpensive

- Accuracy of models, data and measurements may NOT be acceptable for energy metering and payment purposes

         - Further studies required to verify suitability for revenue metering in specific situations

         - State-estimation results could be used to verify energy received


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                                 PAYMENT TO PX:
               ENERGY EVALUATION USING STATE-ESTIMATION TECHNIQUES

                                    [CHART]


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                                 PAYMENT TO PX:
                ENERGY METERING AT UDC BOUNDARY WITH TRANSMISSION

- Installing revenue metering at all interfaces between the UDC and transmission system

         -        Will accurately know energy received from PX

                  -        Minimizes potential for overpayment/underpayment

         - Major expenditure for installation and operation of metering equipment

                  -        Who pays for this cost?

         -        SCE could study costs and benefits


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                                 PAYMENT TO PX:
              ENERGY EVALUATION USING UDC BOUNDARY ENERGY BALANCING

                                    [CHART]


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                           REVENUE FROM UDC CUSTOMERS

-        Principal components of UDC rate

         -        Energy Charge (EnC): Payment to PX (demand charge?)

         - Customer Service Charge (CSC): Cost of call centers, meter reading, outage management, energy theft, etc., etc.

         - Distribution Wire Charge (DWG): distribution system losses, distribution facilities depreciation

         -        Transmission Access Fee (TAF)

         -        Competitive Transition Charge (CTC)

         -        EnC + CSC + DWG + TAF + CTC < PBR -


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                           REVENUE FROM UDC CUSTOMERS

- Each UDC rate component could cause over/under-collection by UDC due to:

         -        Inaccurate load profiles for DACs

                  -        Most components of UDC rate are affected by profile

         -        Ability of "profiled" DACs to game their forecasts

                  - Transfer cost impacts of uncertainty in actual load variation to UDC

         -        Unpredictable energy consumption patterns by BRCs

         - "Unfavorable/inconsistent" allocation of rate components to DACs and BRCs


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                     REVENUE FROM UDC CUSTOMERS - CONTINUED

-        UDC may have to absorb all or part of over/under-collection due to PBR

- SCE could study the impacts on individual rate components and identify mitigation strategies


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                               CONCLUDING REMARKS

- Utility industry restructuring will impact all aspects of SCE's UDC business

- Some of these impacts could have negative financial ramifications for SCE

         -        Overpayment to PX

         -        Undercollection from customers

         - PBR mechanism that would not allow recovery of part or all of "lost revenues" or cuts into the CTC collection


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                         CONCLUDING REMARKS - CONTINUED

- Strategies, methodologies, and information systems could be developed to mitigate adverse impacts faced by UDCs:

         - Influence still ongoing restructuring process in California - Perot Systems can advise

         - Influence developments of rules and protocols related to the technical and financial operation of the UDC - Perot Systems Corporation (PSC) and Policy Assessment Corp. (PAC) Corp. can advise

         - Study potential market operating scenarios that could adversely influence the financial health of the UDC and develop counter measures - PSC and PAC can help with study and development work

         - Improve on the accuracy of energy forecast and measurements - PSC and PAC can help here with study and development work

         - Establish and enforce the correlation between cost/revenue and DACs' loads - PSC can help here with study and development work


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